                              EXHIBIT 10.3 SUMMARY



         The following officers and employees are participants in the First Community Bancshares, Inc. Executive Retention Plan and as such are parties to Executive Retention Agreements in the form attached hereto as part of this
Exhibit 10.3.


         OFFICER NAME                                       POSITION
         ------------                                       --------

Robert L. Buzzo                              Vice President & Secretary
                                             First Community Bancshares, Inc.
                                             President
                                             First Community Bank, N. A.

E. Stephen Lilly                             Chief Operating Officer
                                             First Community Bancshares, Inc.
                                             Senior Vice President & Chief
                                             Operating Officer, First Community
                                             Bank, N. A.

John M. Mendez                               President & Chief Executive Officer
                                             First Community Bancshares, Inc.
                                             Executive Vice President
                                             First Community Bank, N. A.

Janice K. Miller                             Senior Vice President - Marketing
                                             First Community Bank, N. A.

Robert L. Schumacher                         Chief Financial Officer
                                             First Community Bancshares, Inc.
                                             Senior Vice President - Finance &
                                             Secretary, First Community Bank,
                                             N. A.

Stephen H. Warden                            Senior Vice President & Senior
                                             Lending Officer, First Community
                                             Bank, N. A.

Ruth A. White                                Administrative Assistant
                                             First Community Bank, N. A.

         Exhibit 10.3

         FIRST COMMUNITY BANCSHARES, INC. AND AFFILIATES

         EXECUTIVE RETENTION PLAN

         AND AGREEMENT


                  THIS PLAN AND AGREEMENT is made and entered into this 2nd day of February, 2000, by and between First Community Bancshares, Inc., a corporation, organized and existing under the laws of the State of Nevada, (hereinafter, collectively with its affiliates, referred to as the "Company"), and ____________________, an Executive of the Company (hereinafter referred to as the "Executive").

                  WHEREAS, the Executive has faithfully served the Company and it is the consensus of the Board of Directors (hereinafter referred to as the "Board"), that the Executive's services have been of exceptional merit, in excess of the compensation paid and an invaluable contribution to the profits and position of the Company in its field of activity. The Board further believes that the Executive's experience, knowledge of corporate affairs, reputation and industry contacts are of such value, and the Executive's continued services so essential to the Company's future growth and profits, that it would suffer severe financial loss should the Executive terminate his service with the Company.

                  WHEREAS, the Board has adopted this First Community Bancshares, Inc.. Executive Retention Plan and Agreement (hereinafter referred to as the "Retention Plan and Agreement") and it is the desire of the Company and Executive to enter into this plan and agreement by which the Company will agree to make certain payments to the Executive upon the Executive's retirement or disability and to the Executive's beneficiary(ies) in the event of the Executive's death.

                  WHEREAS, it is the intent of the parties hereto that this Retention Plan and Agreement be considered an unfunded arrangement maintained primarily to provide supplemental retirement benefits for the Executive, and to be considered a non-qualified benefit plan for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Executive is fully advised of the Company's financial status and has had substantial input in the design and operation of this benefit plan.

                  NOW THEREFORE, in consideration of services the Executive has performed in the past and those to be performed in the future, and based upon the mutual promises and covenants herein contained, the Company and the Executive agree as follows:

         I.       DEFINITIONS

                  A.       Effective Date:

                           The Effective Date of the Plan shall be February 2, 2000.

                  B.       Plan Year:

                           Any reference to the "Plan Year" shall mean a calendar year from January 1st to December 31st.

                  C.       Retirement Date:

                           Retirement Date shall mean retirement from service with the Company which becomes effective on the first day of the calendar month following the month in which the Executive reaches age sixty two (62) or such later date as the Executive may actually retire.

                  D.       Termination of Service:

Termination of Service shall mean the Executive's voluntary resignation or the Company's discharge of the Executive, in either case, prior to Normal Retirement Age, death or disability.

                  E.       Pre-Retirement Account:

                           A Pre-Retirement Account shall be established as a liability reserve account on the books of the Company for the benefit of the Executive. Prior to the Executive's Termination of Service or the Executive's Retirement, whichever event shall first occur, or Prior to the Executive's Retirement Date, such liability reserve account shall be increased or decreased each Plan Year, until the aforestated event occurs, by the Index Retirement Benefit. For further reference on the definition(s) as set forth herein, please see Exhibit "A" attached hereto. Said Exhibit "A" is referred to herein for illustrative purposes only. The Company does not promise any amounts as set forth in Exhibit "A".

                  F.       Index Retirement Benefit:

The Index Retirement Benefit for each Executive in the Retention Plan for each Plan Year shall be equal to the excess (if any) of the Index for that Plan Year over the Cost of Funds Expense for that Plan Year. For further reference on the definition(s) as set forth herein, please see Exhibit "A" attached hereto. Said Exhibit "A" is referred to herein for illustrative purposes only. The Company does not promise any amounts as set forth in Exhibit "A".

                  G.       Index:

                           The Index for any Plan Year shall be the aggregate annual after-tax income from the life insurance contract(s) described hereinafter as defined by FASB Technical Bulletin 85-4. This Index shall be applied as if such insurance contract(s) were purchased on the Effective Date of the Executive Plan.

                           Insurance Company:
                           Policy Form:
                           Policy Name:
                           Insured's Age and Sex:
                           Riders:
                           Ratings:
                           Option:
                           Face Amount:
                           Premiums Paid:
                           Number of Premium Payments:
                           Purchase Date

                           If such contracts of life insurance are not purchased or are subsequently surrendered or lapsed, then the Bank shall receive annual policy illustrations that assume the above-described policies were purchased or had not subsequently been surrendered or lapsed, which illustration will be received from the respective insurance companies and will indicate the increase in policy values for purposes of calculating the amount of the Index.

                           In either case, references to the life insurance contracts are merely for purposes of calculating a benefit. The Bank has no obligation to purchase such life insurance and, if purchased, the Executives and their beneficiary(ies) shall have no ownership interest in such policy and shall never have a greater interest in the benefits under this Retention Plan and Agreement than that of an unsecured creditor of the Bank.

                  H.       Opportunity Cost :

The Opportunity Cost for any Plan Year shall be calculated by taking the sum of the amount of premiums for the life insurance policies described in the definition of "Index" plus the amount of any after- tax benefits paid to any Executive pursuant to the Retention Plan and Agreement (Paragraph II hereinafter) plus the amount of all previous years after-tax Opportunity Costs, and multiplying that sum by the Average Opportunity Cost. For further reference on the definition(s) as set forth herein, please see Exhibit "A" attached hereto. Said Exhibit "A" is referred to herein for illustrative purposes only. The Company does not promise any amounts as set forth in Exhibit "A".

                  I.       Change of Control:

For purposes of this Retention Plan and Agreement, change of control shall mean the purchase or other acquisition by any person, entity or group of persons, within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Act"), or any comparable successor provision, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Act, within any twelve month period, of 30 percent or more of the outstanding shares of common stock of First Community Bancshares, Inc. (the

"Holding Company"); or the approval by the stockholders of the Holding Company of a reorganization, merger, consolidation, share exchange or similar transaction pursuant to which persons who were stockholders of the Holding Company immediately prior to the effective date of such transaction do not, immediately after such date, own more than 60 percent of the combined voting power entitled to vote generally in the election of directors of the surviving or successor corporation; or a liquidation or dissolution of the Holding Company; or the sale of all or substantially all of its assets.

                  J.       Normal Retirement Age:

Normal Retirement Age shall mean the date on which the Executive attains age sixty-two (62).

                  K.       Average Opportunity Cost:

Average Opportunity Cost is the average annual after tax cost of interest-bearing deposit liabilities computed on a calendar year basis.

                  L.       For Cause:

The term for "cause" shall mean the commission of acts or omissions by the executive which constitute fraud, dishonesty, excessive absenteeism without approval of the employer (provided such absenteeism is not caused by disability), a criminal act involving the person or property of others or the public generally, gross neglect of duty resulting in substantial loss to the employer or any affiliate, or willful failure to carry out reasonable and legal duties and responsibilities consistent with his duties. If a dispute arises as to discharge for "cause", such dispute shall be resolved by arbitration as set forth in this Retention Plan and Agreement.


         II.      INDEX BENEFITS

                  A.       Retirement Benefits:

An Executive who remains employed by the Company until the Normal Retirement Age shall be entitled to receive the balance in the Pre-Retirement Account in one hundred twenty (120) equal monthly installments commencing thirty (30) days following the Executive's retirement. In addition to these payments and commencing in conjunction therewith, the Index Retirement Benefit, if any, for each Plan Year subsequent to the Executive's retirement, and including the remaining portion of the Plan Year following said retirement, shall be paid to the Executive until the Executive's death.

                  B.       Termination of Employment:

No benefits will be paid to the Executive or his beneficiary(ies) in the event of termination of employment for any reason other than the retirement, disability or death of the Executive or pursuant to Article IV, hereinafter.

                  C.       Death:

Should the Executive die prior to having received the balance of the Pre-Retirement Account payable to the Executive under the terms of this Retention Plan, the unpaid balance shall be paid in a lump sum to the individual or individuals the Executive may have designated in writing and filed with the Company. In the absence of any effective designation of beneficiary(ies), the unpaid balance shall be paid as set forth herein to the duly qualified executor or administrator of the Executive's estate. Said payment due hereunder shall be made the first day of the second month following the death of the Executive.

                  D.       Death Benefits:

Except as set forth above, there is no death benefit provided under this Agreement.

         III.     RESTRICTION UPON FUNDING

                  The Company shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Retention Plan and Agreement. The Executive, his/her beneficiary(ies), or any successor in interest shall be and remain simply a general creditor of the Company in the same manner as any other creditor having a general claim for matured and unpaid compensation. The Company reserves the absolute right, at its sole discretion, to either fund the obligations undertaken by this Retention Plan and Agreement or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Company elect to fund this Retention Plan, in whole or in part, at no time shall any Executive be deemed to have any lien nor right, title or interest in or to any specific funding investment or to any assets of the Company.

                  If the Company elects to invest in a life insurance, disability or annuity policy upon the life of the Executive, then the Executive shall assist the Company by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

         IV.      TERMINATION OF SERVICE AFTER A CHANGE OF CONTROL

                  If the Executive suffers a Termination of Service, other than for cause, during the twelve months prior to a Change in Control, or at anytime thereafter, (unless the Executive voluntarily terminates his employment within 90 days following the effective date of the change in control), then the Executive shall receive all benefits provided for in this Retention Plan and Agreement upon death (if applicable), disability or attaining Normal Retirement Age, as if the Executive had been continuously employed by the Company until such event.

         V.       COMPETITION AFTER TERMINATION OF SERVICE

                  No benefits shall be payable if, at anytime within three (3) years following the Executive's Termination of Service or Retirement, the Executive, without the prior written consent of the Company, engages in, becomes interested in, directly or indirectly, as a sole proprietor, as a partner in a partnership, or as a substantial shareholder in a corporation, or becomes associated with, in the capacity of employee, director, officer, principal, agent, trustee or in any other capacity whatsoever, any enterprise conducted in the trading area (within a 50 mile radius from the Company's main office and 25 miles from any branch office) of the business of the Company, which enterprise is, or may be deemed to be, competitive with any business carried on by the Company as of the date of the Executive's Termination of Employment or retirement.

         VI.      SOLICIATION AFTER TERMINATION OF EMPLOYMENT

                  No benefits shall be payable if, at anytime within five (5) years following the Executive's Termination of Service or Retirement, the Executive, without prior written consent of the Company, solicits any employee of the Company for the purpose of hiring such employee away from the Company. Likewise, no benefits shall be payable if, during such five year period, the Executive, without the prior written consent of the Company, solicits any entity or person that was a customer of the Company within twelve months prior to such termination for the purpose of obtaining such customer's business relationship. VII. MISCELLANEOUS

                  A.       Alienability and Assignment Prohibition:

Neither the Executive, nor the Executive's surviving spouse, nor any other beneficiary(ies) under this Retention Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Executive or the Executive's beneficiary(ies), nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Executive or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Company's liabilities hereunder shall forthwith cease and terminate.

                  B.       Binding Obligation of the Bank and any Successor in
                           Interest:

The Company shall not merge or consolidate into or with another bank or holding company or sell substantially all of its assets to another bank, firm or person until such bank, firm or person expressly agrees, in writing, to assume and discharge the duties and obligations of the Company under this Retention Plan. This Retention Plan shall be binding upon the parties hereto, their successors, beneficiaries, heirs and personal representatives.

                  C.       Amendment or Revocation:

It is agreed by and between the parties hereto that, during the lifetime of the Executive, this Retention Plan may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Executive and the Company.

                  D.       Gender:

Whenever in this Retention Plan and Agreement words are used in the masculine or feminine gender, they shall be read and construed as in the masculine or feminine gender, whenever they should so apply.

                  E.       Effect on Other Bank Benefit Plans:

Nothing contained in this Retention Plan and Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Company's existing or future compensation structure.

                  F.       Headings:

Headings and subheadings in this Retention Plan and Agreement are inserted for reference and convenience only and shall not be deemed a part of this Retention Plan and Agreement.

                  G.       Applicable Law:

The validity and interpretation of this Retention Plan and Agreement shall be governed by the laws of the Commonwealth of Virginia.

                  H.       12 U.S.C.Section 1828(k):

Any payments made to the Executive pursuant to this Retention Plan and Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C.Section 1828(k) or any regulations promulgated thereunder.

                  I.       Partial Invalidity:

If any term, provision, covenant, or condition of this Retention Plan and Agreement is determined by an arbitrator or a court, as the case may be, to be invalid, void, or unenforceable, such determination shall not render any other term, provision, covenant, or condition invalid, void, or unenforceable, and the Retention Plan and Agreement shall remain in full force and effect notwithstanding such partial invalidity.

                  J.       Employment:

No provision of this Retention Plan and Agreement shall be deemed to restrict or limit any existing employment agreement by and between the Company and the Executive, nor shall any conditions herein create specific employment rights to the Executive nor limit the right of the Employer to discharge the Executive with or without cause. In a similar fashion, no provision shall limit the Executive's rights to voluntarily sever the Executive's employment at any time.

                  K.       Exhibit A:

For further reference on the definition(s) as set forth herein, please see Exhibit "A" attached hereto. Said Exhibit "A" is referred to herein for illustrative purposes only. The Company does not promise any amounts as set forth in Exhibit "A".



         VIII.    ERISA PROVISION

                  A.       Named Fiduciary and Plan Administrator:

The "Named Fiduciary and Plan Administrator" of this Retention Plan and Agreement shall be First Community Bank, N.A., until its resignation or removal by the Board. As Named Fiduciary and Plan Administrator, the Bank shall be responsible for the management, control and administration of the Retention Plan and Agreement. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Retention Plan and Agreement including the employment of advisors and the delegation of ministerial duties to qualified individuals.

                  B.       Claims Procedure and Arbitration:

In the event a dispute arises over benefits under this Retention Plan and Agreement and benefits are not paid to the Executive (or to the Executive's beneficiary(ies) in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Plan Administrator named above within sixty (60) days from the date payments are refused. The Named Fiduciary and Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, they shall provide in writing within sixty (60) days of receipt of such claim its specific reasons for such denial, reference to the provisions of this Retention Plan and Agreement upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Named Fiduciary and Plan Administrator fail to take any action within the aforesaid sixty-day period.

If claimants dispute the benefit denial based upon completed performance of this Retention Plan and Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to an Arbitrator for final arbitration. The Arbitrator shall be selected by mutual agreement of the Company and the claimants. The Arbitrator shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such Arbitrator with respect to any controversy properly submitted to it for determination.

Where a dispute arises as to the Company's discharge of the Executive for "Cause", such dispute shall likewise be submitted to arbitration as above-described; and the parties hereto agree to be bound by the decision thereunder.
                  IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Retention Plan and Agreement and executed the original thereof on the ______ day of _________, ______, and that, upon execution, each has received a conforming copy.



                                   FIRST COMMUNITY BANCSHARES, INC.
                                   BLUEFIELD, VIRGINIA


                                   BY:
                                       -----------------------------------
                                       CHAIRMAN OF THE BOARD OF DIRECTORS


                                   BY:
                                       -----------------------------------
                                       EXECUTIVE



-------------------------------
WITNESS



-------------------------------
WITNESS


                                    AMENDMENT
                     TO THE FIRST COMMUNITY BANCSHARES, INC.
                   AND AFFILIATES EXECUTIVE RETENTION PLAN AND
                                    AGREEMENT

         This Amendment made and entered into on the 11th day of May 2000, by and between First Community Bancshares, Inc., a Bank organized and existing under the laws of the State of Nevada, hereinafter referred to as the, "Bank", and _______________, a Key Employee and Executive of the Bank, hereinafter referred to as the, "Executive", shall effectively amend the First Community Bancshares, Inc. and Affiliates Executive Retention Plan Agreement as specifically set forth herein pursuant to Subparagraph VII(C) of said Agreement. Subparagraph I(G) titled, "Index", of the agreement shall be amended to include the following information:

Insurance Company               Jefferson Pilot Life Insurance Company
Policy Form:                    Flexible Premium Adjustable Life
Policy Name:                    Executive Security Plan VI
Insured's Age and Sex:          __/______
Riders:                         None
Ratings:                        According to the health of the proposed insured
Option:                         Level
Face Amount:                    $768,000
Premiums Paid:                  $300,000
Number of Premium Payments      Single
Purchase Date                   February 2, 2000

Insurance Company               Massachusetts Mutual Life Insurance Company
Policy Form:                    Flexible Premium Adjustable Life
Policy Name:                    Strategic Life Exec
Insured's Age and Sex:          __/_____
Riders:                         None
Ratings:                        According to the health of the proposed insured
Option:                         Level
Face Amount:                    $804,000
Premiums Paid:                  $300,000
Number of Premium Payments      Single
Purchase Date                   February 3, 2000

         This Amendment shall be effective the 11th day of May, 2000, and the information set forth hereinabove shall be inserted in Subparagraph I(G) of said participant agreement. To the extent that any term, provision, or paragraph of said agreement is not specifically amended herein, or in any other amendment thereto, said term, provision or paragraph shall remain in full force and effect as set forth in said agreement.

         IN WITHNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Amendment and executed the original thereof on the 11th day of May, 2000, and that, upon execution, each has received a conforming copy.

                                         First Community Bancshares, Inc.

--------------------------               ----------------------------------
Witness                                  By


--------------------------               ----------------------------------
Witness                                  Executive

BENEFICIARY DESIGNATION FORM
FOR THE EXECUTIVE
RETENTION PLAN AND AGREEMENT


PRIMARY DESIGNATION:


     NAME                       ADDRESS            RELATIONSHIP
     ----                       -------            ------------


------------------------------------------------------------------------


------------------------------------------------------------------------


------------------------------------------------------------------------



SECONDARY (CONTINGENT) DESIGNATION:


------------------------------------------------------------------------


------------------------------------------------------------------------


------------------------------------------------------------------------


All sums payable under the Executive Retention Plan and Agreement, by reason of my death, shall be paid to the Primary Beneficiary, if he, she or they survive me, and if no Primary Beneficiary shall survive me, then to the Secondary (Contingent) Beneficiary.



----------------------------------    ------------------------------------
SIGNATURE OF PARTICIPANT              DATE

         FIRST COMMUNITY BANCSHARES, INC.
         LIFE INSURANCE
         ENDORSEMENT METHOD SPLIT DOLLAR PLAN
         AND AGREEMENT


         Insurer: Jefferson Pilot Life Insurance Company Massachusetts Mutual Life Insurance

         Policy Number:              JP5098233
                                     0 036 131

         Company:                    First Community Bancshares, Inc.
                                     and it's Affiliates

         Insured:

         Relationship of Insured
         to Company:                 Executive

         The respective rights and duties of the Company and the Insured in the above-referenced policy shall be pursuant to the terms set forth below:

         I.       DEFINITIONS

                  Refer to the policy contract for the definition of all terms in this Plan and Agreement not defined herein.

         II.      POLICY TITLE AND OWNERSHIP

Title and ownership shall reside in the Company for its use and for the use of the Insured all in accordance with this Plan and Agreement. Where the Company and the Insured (or assignee, with the consent of the Insured) mutually agree to exercise the right to increase the coverage under the subject Split Dollar policy, then, in such event, the rights, duties and benefits of the parties to such increased coverage shall continue to be subject to the terms of this Plan and Agreement.

         III.     BENEFICIARY DESIGNATION RIGHTS

The Insured (or assignee) shall have the right and power to designate a beneficiary or beneficiaries to receive the Insured's share of the proceeds payable upon the death of the Insured, and to elect and change a payment option for such beneficiary, subject to any right or interest the Company may have in such proceeds, as provided in this Plan and Agreement.

         IV.      PREMIUM PAYMENT METHOD

The Company shall pay, in a single deposit, an amount equal to the premiums calculated under provisions of the Executive Retention Plan and Agreement.

         V.       TAXABLE BENEFIT

Annually the Insured will receive a taxable benefit equal to the assumed cost of insurance as required by the Internal Revenue Service. The Company (or its administrator) will report to the Insured the amount of imputed income each year on Form W-2 or its equivalent.

         VI.      ENTITLEMENT TO THE CASH SURRENDER VALUE OF THE POLICY

The Company shall be entitled to an amount equal to the policy's cash value, as that term is defined in the policy contract, less any applicable surrender charges. Such cash value shall be determined and paid as of the date of death.

         VII.     DIVISION OF DEATH PROCEEDS

Subject to Paragraphs VI, IX, and XIV herein, the division of the death proceeds of the policy is as follows:

                  A. Should the Insured be employed by the Company, disabled or retired on the date of death, the Insured's beneficiary(ies), designated in accordance with Paragraph III, shall be entitled to an amount equal to eighty percent (80%) of the net at risk insurance portion of the proceeds. The net at risk insurance portion is the total proceeds less the cash value of the policy.

                  B. The Company shall be entitled to the remainder of such proceeds.

                  C. Should the Insured not be employed by the Company for reasons other than disability or retirement at the time of his death, no benefits will be paid the insured's beneficiary(ies).

                  D. The Company and the Insured (or assignees) shall share in any interest due on the death proceeds on a pro rata basis as the proceeds due each respectively bears to the total proceeds, excluding any such interest.

         VIII.    TERMINATION OF PLAN AND AGREEMENT

This Plan and Agreement shall terminate upon the insured leaving the employment of the Company (voluntarily or involuntarily).

Except as provided above, this Plan and Agreement shall terminate upon distribution of the death benefit proceeds and the cash value in accordance with Paragraph VI and VII above.

         IX.      INSURED'S OR ASSIGNEE'S ASSIGNMENT RIGHTS

The Insured may not, without the written consent of the Company, assign to any individual, trust or other organization, any right, title or interest in the subject policy nor any rights, options, privileges or duties created under this Plan and Agreement.

         X.       PLAN AND AGREEMENT BINDING UPON THE PARTIES

This Plan and Agreement shall bind the Insured and the Company, their heirs, successors, personal representatives and assigns.

         XI.      ERISA PROVISIONS

The following provisions are part of this Plan and Agreement and are intended to meet the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"):
                  A.       Named Fiduciary and Plan Administrator.

The "Named Fiduciary and Plan Administrator" of this Endorsement Method Split Dollar Plan and Agreement shall be First Community Bank, N.A. until resignation or removal by the Board of Directors. As Named Fiduciary and Plan Administrator, the Bank shall be responsible for the management, control and administration of this Split Dollar Plan and Agreement as established herein. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Plan, including the employment of advisors and the delegation of any ministerial duties to qualified individuals.
                  B.       Funding Policy.

The funding policy for this Split Dollar Plan and Agreement shall be to maintain the subject policy in force by purchasing a single premium insurance product.
                  C.       Basis of Payment of Benefits.

Direct payment by the Insurer is the basis of payment of benefits under this Plan and Agreement, with those benefits in turn being based on the payment of premiums as provided in the Executive Retention Plan and Agreement.
                  D.       Claim Procedures.

Claim forms or claim information as to the subject policy can be obtained by contacting Benmark, 1100 Circle 75 Parkway, Suite 300, Atlanta, Georgia 30339. When the Named Fiduciary has a claim which may be covered under the provisions described in the insurance policy, they should contact the office named above, and they will either complete a claim form and forward it to an authorized representative of the Insurer or advise the named Fiduciary what further requirements are necessary. The Insurer will evaluate and make a decision as to payment. If the claim is payable, a benefit check will be issued in accordance with the terms of this Plan and Agreement.

In the event that a claim is not eligible under the policy, the Insurer will notify the Named Fiduciary of the denial pursuant to the requirements under the terms of the policy. If the Named Fiduciary is dissatisfied with the denial of the claim and wishes to contest such claim denial, they should contact the office named above and they will assist in making inquiry to the Insurer. All objections to the Insurer's actions should be in writing and submitted to the office named above for transmittal to the Insurer.


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


         XII.     GENDER

Whenever in this Plan and Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

         XIII.    INSURANCE COMPANY NOT A PARTY TO THIS PLAN AND AGREEMENT

The Insurer shall not be deemed a party to this Plan and Agreement, but will respect the rights of the parties as herein developed upon receiving an executed copy of this Plan and Agreement. Payment or other performance in accordance with the policy provisions shall fully discharge the Insurer for any and all liability.

         XIV.     CHANGE OF CONTROL

For purposes of this Plan and Agreement, Change of Control shall mean the purchase or other acquisition by any person, entity or group of persons, within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Act"), or any comparable successor provision, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Act, within any twelve month period, of 30 percent or more of the outstanding shares of common stock of First Community Bancshares, Inc. (the "Holding Company"); or the approval by the stockholders of the Holding Company of a reorganization, merger, consolidation, share exchange or similar transaction pursuant to which persons who were stockholders of the Holding Company immediately prior to the effective date of such transaction or series of transactions do not, immediately after such date, own more than 60 percent of the combined voting power entitled to vote generally in the election of directors of the surviving or successor corporation; or a liquidation or dissolution of the Holding Company; or the sale of all or substantially all of its assets.

Upon a Change of Control, if the Insured's employment is subsequently terminated, except for Cause, then the Insured shall be one hundred percent (100%) vested in the benefits promised in this Plan and Agreement. Therefore, upon the death of the Insured, the Insured's beneficiary(ies) (designated in accordance with Paragraph III) shall receive the death benefit provided herein as if the Insured had died while employed by the Company, whether or not such Insured remains employed by the Company.

Cause for this Plan and Agreement shall mean, any of the following that result in a material adverse effect on the Company: (i) gross negligence or gross neglect; (ii) conviction for a felony involving fraud or dishonesty; (iii) a breach of fiduciary duty involving personal profit; or (iv) excessive absenteeism without approval of the employer (provided such absenteeism is not caused by disability). If a dispute arises as to discharge for "cause", such dispute shall be resolved by arbitration as set forth in the Executive Retention Plan and Agreement.

         XV.      AMENDMENT OR REVOCATION

It is agreed by and between the parties hereto that, during the lifetime of the Insured, this Plan and Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Insured and the Company.

         XVI.     EFFECTIVE DATE

The Effective Date of this Plan and Agreement shall be ____________________.

XVII.    SEVERABILITY AND INTERPRETATION

If a provision of this Plan and Agreement is held to be invalid or unenforceable, the remaining provisions shall nonetheless be enforceable according to their terms. Further, in the event that any provision is held to be overbroad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to law and enforced as amended.

         XVIII.   APPLICABLE LAW

The validity and interpretation of this Plan and Agreement shall be governed by the laws of the Commonwealth of Virginia.

Executed at ____________, ____________ this ______ day of _____________, ______.

                                            FIRST COMMUNITY BANCSHARES, INC.
                                            Bluefield, Virginia


                                 By:
---------------------------         ---------------------------------
Witness                                                          Title

--------------------------        ------------------------------------
Witness                              Insured


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


BENEFICIARY DESIGNATION FORM
FOR THE INSURANCE ENDORSEMENT METHOD
SPLIT DOLLAR PLAN AND AGREEMENT


PRIMARY DESIGNATION:


     NAME                      ADDRESS            RELATIONSHIP
     ----                      -------            ------------


------------------------------------------------------------------------


------------------------------------------------------------------------


------------------------------------------------------------------------



SECONDARY (CONTINGENT) DESIGNATION:


------------------------------------------------------------------------


------------------------------------------------------------------------


------------------------------------------------------------------------


All sums payable under the Life Insurance Endorsement Method Split Dollar Plan and Agreement by reason of my death shall be paid to the Primary Beneficiary, if he or she survives me, and if no Primary Beneficiary shall survive me, then to the Secondary (Contingent) Beneficiary.



----------------------------------    ------------------------------------
Signature of Participant              Date


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